UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 26, 2005

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



           Oklahoma                    1-9260                73-1283193
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


    Written communications pursuant to Rule 425 under the Securities Act --- (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act --- (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Item 2.02 Results of Operations and Financial Condition.
          ----------------------------------------------

     On July 26, 2005, the Company issued a press release announcing its results of operations for the three and six month periods ending June 30, 2005. A copy of that release is furnished with this filing as Exhibit 99.1.

     The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

Not Applicable.


(b) Pro Forma Financial Information.
    --------------------------------

Not Applicable.


(c) Exhibits.
    ---------


     99.1  Unit Corporation press release dated July 26, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: July 26, 2005            By:  /s/ David T. Merrill
                                  ----------------------
                                  Name:  David T. Merrill
                                  Title:  Chief Financial Officer &
                                          Treasurer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.  Description

    99.1     Unit Corporation press release dated July 26, 2005